UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 11, 2010
Waters Corporation
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

01-14010 (Commission File Number)	13-3668640 (IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts (Address of Principal Executive Offices)	01757 (Zip Code)
(508) 478-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 11, 2010, the Board of Directors voted to approve an amendment to the first paragraph of Article I, Section 7 of the Amended and Restated By-laws of the Corporation to make a conforming change, as follows:
“SECTION 7. VOTING. Except as otherwise provided in the Certificate of Incorporation or by these Bylaws, each stockholder shall be entitled to one vote for each share of the capital stock of the Corporation registered in the name of such stockholder upon the books of the Corporation. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. When directed by the presiding officer or upon the demand of any stockholder, the vote upon any matter before a meeting of stockholders shall be by ballot. Except as otherwise provided by law or by the Certificate of Incorporation, Directors shall be elected as specified in Article II, Section 1(B) of these Bylaws and, whenever any corporate action, other than the election of Directors is to be taken, it shall be authorized by a majority of the votes cast at a meeting of stockholders by the stockholders entitled to vote thereon.”
Item 5.07 Submission of Matters to a Vote of Security Holders
     The final results of voting on each of the matters submitted to a vote of security holders during the Registrant’s annual meeting of shareholders on May 11, 2010 are as follows.
PROPOSAL 1.    ELECTION OF DIRECTORS

				Broker
	For	Against	Abstentions	Non-Votes
Election of Directors:
Douglas A. Berthiaume	75,371,266	—	2,608,329	4,569,536
Joshua Bekenstein	75,794,148	—	2,185,477	4,569,536
Michael J. Berendt, Ph.D.	75,838,263	—	2,141,332	4,569,536
Edward Conard	75,804,234	—	2,175,361	4,569,536
Laurie H. Glimcher, M.D.	74,016,588	—	3,963,007	4,569,536
Christopher A. Kuebler	77,302,862	—	676,733	4,569,536
William J. Miller	75,386,489	—	2,593,106	4,569,536
JoAnn A. Reed	77,418,787	—	560,808	4,569,536
Thomas P. Salice	75,764,481	—	2,215,114	4,569,536

Under the Registrant’s Bylaws, each of the directors was elected, having received more votes “for” than “against.”
PROPOSAL 2.    RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

	For	Against	Abstentions

Under the Registrant’s Bylaws, the selection of PricewaterhouseCoopers was ratified, having received “for” votes from more than a majority of shares cast for, against or abstain.	80,094,684	2,417,265	37,182

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION
Dated: May 13, 2010	By:	/s/ John Ornell
		Name:	John Ornell
		Title:	Vice President, Finance and Administration and Chief Financial Officer